UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2017

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2017, our board of directors appointed Douglas C. Miller as our chief accounting officer with immediate effect. In this role, Mr. Miller will lead our external financial reporting, corporate accounting and internal control functions, reporting to Chad Holmes, our chief financial officer, executive vice president, and treasurer, who relinquished the chief accounting officer role upon Mr. Miller’s appointment.

Mr. Miller, who is 52 years old, joined us as a consultant in September 2015, and has served as our vice president and corporate controller, roles he will retain, since November 2015. Prior to joining us, Mr. Miller has served in a variety of accounting roles, including consultant and interim chief accounting officer of Legal & General Retirement (U.S.), a pension reinsurance company, from December 2014 to March 2015; senior vice president and chief accounting officer of The Phoenix Company, an insurance holding company, from June 2012 until October 2014; consultant with State Street Corporation from December 2011 to April 2012; vice president and corporate controller for Sun Life Financial’s U.S. Business Group, from October 2008 until October 2011; and various positions at Deloitte & Touche LLP from January 2001 to October 2008, including as audit partner from August 2005 to October 2008. Mr. Miller holds a B.S. in Accountancy and an M.S. in Taxation from Bentley University. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Massachusetts Society of Certified Public Accountants, and the Advisory Board for the Accountancy Department at Bentley University.

No changes were made to Mr. Miller’s compensation arrangement with us in connection with his appointment as our chief accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: April 26, 2017	By:	/s/ Chad M. Holmes
Chad M. Holmes
Chief Financial Officer, Executive Vice President and Treasurer